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                             ALLEGRO NEW MEDIA, INC.
                             111 North Market Street
                           San Jose, California 95113
                                 (408) 537-3000



                                        March 27, 1997             Exhibit 10.45


M.S. Farrell & Co., Inc.
67 Wall Street
New York, New York 10005

         Re: Letter Agreement dated August 20, 1996 Between Us (the "Letter Agreement"), Engagement Agreement dated December 27, 1993 between us, as amended (the "Engagement Agreement") and Right of First Refusal Agreement Dated December 12, 1995 between us (the "Right of First Refusal Agreement")

Gentlemen:

         Pursuant to the Engagement Agreement, the Right of First Refusal Agreement and the Letter Agreement, Allegro New Media, Inc. (the "Company") hereby exercises its rights set forth in Section 17 of the Engagement Agreement, as amended by the Letter Agreement, to terminate M.S. Farrell & Co., Inc.'s right to be the Company's exclusive investment banker, its right of first refusal with respect to financing transactions, its mergers and acquisitions agreement (with respect to any companies introduced after the date hereof), the consulting agreement between the Company and M.S. Farrell & Co., Inc. and all other investment banking obligations of the Company to M.S. Farrell & Co., Inc. In consideration for such termination, the Company hereby agrees to deliver to M.S. Farrell Holdings, Inc., your designee, stock certificates representing 62,428 shares, and to Richard L. Klass, stock certificates representing 9,000 shares of Common Stock, par value $.001 per share, of the Company. This agreement does not have any affect on any registration rights which M.S. Farrell & Co., Inc. has with respect to any shares of capital stock, warrants or options of the Company, including piggyback registration rights with repect to its warrant dated August 20, 1996 to purchase 440,000 shares of Common Stock.

         If the foregoing accurately sets forth our understanding, please sign where indicated below.

                                 Sincerely,

                                 ALLEGRO NEW MEDIA, INC.

                                 By:  /s/Mark E. Leininger
                                     ------------------------------------------
                                     Mark E. Leininger
                                     Vice President, Treasurer, Chief Operating
                                     Officer and Chief Financial Officer
Accepted and agreed:
M.S. FARRELL & CO., INC.

By: /s/ Martin F. Schacker
    --------------------------
    Martin F. Schacker
    Chairman